UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________________
FORM 8-K
 _____________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 24, 2019

 _____________________________________________________________________________________
GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

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Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022 (ZIP Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
 _____________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Greenhill & Co., Inc. (“Greenhill”) held its annual meeting of stockholders on April 24, 2019 (the “Annual Meeting”).
(b) At the Annual Meeting, Greenhill’s stockholders voted on (1) the election of directors, (2) an advisory vote to approve Greenhill’s named executive officer compensation, (3) a stockholder proposal to amend Greenhill’s bylaws to have directors elected by majority vote, (4) the ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2019 and (5) the approval of the 2019 Equity Incentive Plan.
The votes cast by the holders of Greenhill’s common stock on each of the foregoing proposals were as follows:
Proposal 1 – Election of directors.
Greenhill’s stockholders elected the following seven directors to each serve a one-year term. The final tabulation of votes with respect to each nominee for office was as follows:

Nominee	For	Withheld	Broker Non-Votes
Robert F. Greenhill	17,607,946	314,869	1,782,921
Scott L. Bok	17,488,462	434,353	1,782,921
Steven F. Goldstone	17,527,645	395,170	1,782,921
Meryl D. Hartzband	17,804,906	117,909	1,782,921
Stephen L. Key	17,528,637	394,178	1,782,921
John D. Liu	17,734,325	188,490	1,782,921
Karen P. Robards	17,699,714	223,101	1,782,921
Proposal 2 — Advisory vote to approve Greenhill’s named executive officer compensation.
Greenhill’s stockholders approved the non-binding, advisory vote on named executive officer compensation (“say-on-pay”) based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
16,482,871	1,427,192	12,752	1,782,921
Proposal 3 — Stockholder Proposal—amendment of bylaws to have directors elected by majority vote.
Greenhill’s stockholders voted for the Stockholder Proposal to amend Greenhill’s bylaws to have directors elected by majority vote based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
12,620,838	3,317,521	969,861	2,797,516
Proposal 4 — Ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2019.
Greenhill’s stockholders ratified the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2019 based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
19,366,864	324,980	13,892	0
Proposal 5 — Approval of the 2019 Equity Incentive Plan.
Greenhill’s stockholders voted for the approval of the 2019 Equity Incentive Plan based upon the following final tabulation of votes:

For	Against	Abstain	Broker Non-Votes
11,016,450	6,881,747	24,618	1,782,921

Item 8.01. Other Events.
As previously disclosed, Mr. Robert F. Greenhill relinquished his role as Chairman of the Board of Directors (the “Board”) following the Annual Meeting and the Board appointed Mr. Scott L. Bok as its new Chairman in addition to his role as Chief Executive Officer. Mr. Greenhill remains a director and will carry the title Founder and Senior Chairman.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: April 24, 2019	By:	/s/ Harold J. Rodriguez, Jr.
Name: Harold J. Rodriguez, Jr.
Title: Chief Financial Officer